Exhibit 99.1

Jupiter Wellness Reports Positive Efficacy Results from Clinical Study for its NoStingz Topical Jellyfish Protection Sunscreen

Data show NoStingz proprietary formulation provides protection against jellyfish stings including Portuguese man-o’-war

JUPITER, FL – August 9, 2023 — Jupiter Wellness, Inc. (Nasdaq: JUPW), a diversified company that supports health and wellness, today announced data from a recent clinical study of NoStingz, its proprietary topical sunscreen formulated to protect users from jellyfish, sea lice, and UVA/UVB rays.

Portuguese man-o’-war, a marine hydrozoan closely related to jellyfish, has a powerful sting that has been known to kill humans. The present in vivo study used Portuguese man-o’-war (MOW) gathered from the Atlantic Ocean near Key West, Florida. 51 trials were conducted testing 3 sunscreen compounds, one of three being NoStingz, against control. In each trial, 4 separate areas of a participant’s arm were treated with the 3 topical sunscreens, while the control area was left bare. Reconstituted MOW tentacle was applied across all four sections. Participants were asked to assess their pain score on a scale of 1-10.

The NoStingz area of the participants’ arms had a statistically significant lower pain score than control and both of other sunscreens tested. Application of MOW toxin often resulted in large, raised welts that persisted for days on the control area of the arms, as well as on one or both of the alternative sunscreens tested, while the NoStingz area remained relatively welt-free.

“This latest data confirms prior clinical study results and what we’ve been hearing from happy customers about NoStingz—it works,” stated Jupiter Wellness CEO Brian John. “These results will support the expansion of our sales channels for NoStingz as well providing important insight into making further advancements with our sunscreen and skin care product lines.”

The clinical study was conducted by Angelshark Consulting and led by Dr. Patric Rice and Dr. Eric Stroud in the Florida Keys.

NoStingz is available online through Amazon and Walmart, as well as select physical stores.

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, psoriasis, and vitiligo. Revenue is generated through the sales of OTC and consumer products and licensing royalties.

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Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Jupiter Wellness Media Contact:

Phone: 561-244-7100

Email: info@JupiterWellness.com

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